Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

First Quarter 2021

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	6	Annuities — Statements of Adjusted Earnings
	7	Annuities — Select Operating Metrics
	9	Life — Statements of Adjusted Earnings
	10	Life — Select Operating Metrics
	12	Run-off — Statements of Adjusted Earnings
	13	Run-off — Select Operating Metrics
	14	Corporate & Other — Statements of Adjusted Earnings

Other Information
	16	DAC and VOBA and Net Derivative Gains (Losses)
	17	Notable Items
	18	Variable Annuity Separate Account Returns and Allocations
	19	Summary of Investments
	20	Statutory Statement of Operations Information
	21	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to shareholders	$(610)	$(1,045)	$(3,012)	$(1,998)	$4,950
Adjusted earnings	$385	$189	$(689)	$11	$211
Adjusted earnings, less notable items (2)	$428	$272	$388	$39	$273
Total corporate expenses (3)	$203	$236	$204	$210	$214
Combined total adjusted capital (4)	$9,400	$8,617	$8,432	$7,724	$7,217
Combined risk-based capital ratio (4), (5)	500%-520%	487%	525%-545%	515%-535%	515%-535%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$15,017	$18,023	$18,266	$20,909	$20,374
Less: Preferred stock, net	1,360	1,360	802	802	412
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$13,657	$16,663	$17,464	$20,107	$19,962
Less: AOCI	3,389	5,716	5,381	4,965	2,647
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,268	$10,947	$12,083	$15,142	$17,315

Return on Common Equity (1)
Return on common equity	(37.9)%	(6.1)%	(6.3)%	14.3%	29.5%
Return on common equity, excluding AOCI	(50.7)%	(8.1)%	(8.0)%	17.8%	35.4%
Adjusted return on common equity	(0.8)%	(2.0)%	(1.3)%	2.3%	4.2%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$(6.96)	$(11.69)	$(32.49)	$(21.10)	$47.11
Adjusted earnings per common share	$4.36	$2.10	$(7.43)	$0.11	$2.01
Adjusted earnings, less notable items per common share	$4.86	$3.03	$4.19	$0.41	$2.60
Weighted average common shares outstanding	88,124,035	89,890,162	92,693,188	94,837,492	105,093,515

Book Value Per Common Share
Book value per common share (1)	$157.26	$188.90	$191.58	$216.25	$198.62
Book value per common share, excluding AOCI (1)	$118.24	$124.10	$132.55	$162.85	$172.28
Ending common shares outstanding	86,841,260	88,211,618	91,158,927	92,979,854	100,502,488

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 17.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended March 31, 2021. See additional information on page 21.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Revenues	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Premiums	$184	$191	$184	$193	$198	$184	$198
Universal life and investment-type product policy fees	930	868	882	827	886	930	886
Net investment income	1,187	1,037	996	652	916	1,187	916
Other revenues	127	119	99	93	102	127	102
Revenues before NIGL and NDGL	2,428	2,215	2,161	1,765	2,102	2,428	2,102
Net investment gains (losses)	14	326	5	(34)	(19)	14	(19)
Net derivative gains (losses)	(1,504)	(2,410)	(1,857)	(2,653)	6,902	(1,504)	6,902
Total revenues	$938	$131	$309	$(922)	$8,985	$938	$8,985

Expenses
Interest credited to policyholder account balances	$297	$276	$281	$276	$259	$297	$259
Policyholder benefits and claims	756	638	3,047	839	1,187	756	1,187
Amortization of DAC and VOBA	91	(156)	244	(92)	770	91	770
Interest expense on debt	41	45	47	45	47	41	47
Other expenses	521	634	533	532	470	521	470
Total expenses	1,706	1,437	4,152	1,600	2,733	1,706	2,733
Income (loss) before provision for income tax	(768)	(1,306)	(3,843)	(2,522)	6,252	(768)	6,252
Provision for income tax expense (benefit)	(185)	(275)	(850)	(531)	1,293	(185)	1,293
Net income (loss)	(583)	(1,031)	(2,993)	(1,991)	4,959	(583)	4,959
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	—	2	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	(585)	(1,032)	(2,995)	(1,991)	4,957	(585)	4,957
Less: Preferred stock dividends	25	13	17	7	7	25	7
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(610)	$(1,045)	$(3,012)	$(1,998)	$4,950	$(610)	$4,950

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Investments:
Fixed maturity securities available-for-sale	$78,971	$82,495	$79,338	$76,796	$71,302
Equity securities	106	138	117	129	122
Mortgage loans	15,690	15,808	15,746	15,791	15,547
Policy loans	1,245	1,291	1,289	1,201	1,250
Limited partnerships and limited liability companies	3,219	2,810	2,562	2,354	2,505
Short-term investments	1,673	3,242	4,239	4,537	4,348
Other invested assets	2,267	3,747	5,038	6,364	9,658
Total investments	103,171	109,531	108,329	107,172	104,732
Cash and cash equivalents	4,025	4,108	6,189	7,325	8,930
Accrued investment income	734	676	781	664	868
Reinsurance recoverables	15,257	15,338	15,052	14,359	14,220
Premiums and other receivables	872	820	1,035	859	774
DAC and VOBA	5,148	4,911	4,664	4,856	4,862
Current income tax recoverable	—	—	—	1	9
Other assets	506	516	447	532	550
Separate account assets	112,224	111,969	103,184	99,599	89,008
Total assets	$241,937	$247,869	$239,681	$235,367	$223,953
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$42,426	$44,448	$44,537	$41,841	$40,653
Policyholder account balances	55,152	54,508	52,798	50,338	47,288
Other policy-related balances	3,355	3,411	3,088	3,152	3,169
Payables for collateral under securities loaned and other transactions	4,281	5,252	6,989	7,876	10,988
Long-term debt	3,435	3,436	3,979	3,979	4,365
Current income tax payable	152	126	72	—	—
Deferred income tax liability	812	1,620	1,816	2,567	2,482
Other liabilities	5,018	5,011	4,887	5,041	5,561
Separate account liabilities	112,224	111,969	103,184	99,599	89,008
Total liabilities	226,855	229,781	221,350	214,393	203,514
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,858	13,878	13,314	13,307	12,911
Retained earnings (deficit)	(1,119)	(534)	511	3,523	5,521
Treasury stock	(1,112)	(1,038)	(941)	(887)	(706)
Accumulated other comprehensive income (loss)	3,389	5,716	5,381	4,965	2,647
Total Brighthouse Financial, Inc.’s stockholders’ equity	15,017	18,023	18,266	20,909	20,374
Noncontrolling interests	65	65	65	65	65
Total equity	15,082	18,088	18,331	20,974	20,439
Total liabilities and equity	$241,937	$247,869	$239,681	$235,367	$223,953

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Three Months Ended March 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$36	$127	$—	$21	$184
Universal life and investment-type product policy fees	603	106	159	—	868
Net investment income	550	166	462	14	1,192
Other revenues	109	11	7	—	127
Total adjusted revenues	$1,298	$410	$628	$35	$2,371

Adjusted expenses
Interest credited to policyholder account balances	$185	$31	$80	$—	$296
Policyholder benefits and claims	173	238	419	18	848
Amortization of DAC and VOBA	127	45	—	3	175
Interest expense on debt	—	—	—	41	41
Other operating costs	399	44	44	34	521
Total adjusted expenses	884	358	543	96	1,881
Adjusted earnings before provision for income tax	414	52	85	(61)	490
Provision for income tax expense (benefit)	78	10	9	(19)	78
Adjusted earnings after provision for income tax	336	42	76	(42)	412
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	27	27
Adjusted earnings	$336	$42	$76	$(69)	$385

	For the Three Months Ended March 31, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$35	$141	$—	$22	$198
Universal life and investment-type product policy fees	566	93	162	—	821
Net investment income	460	116	324	20	920
Other revenues	90	4	7	—	101
Total adjusted revenues	$1,151	$354	$493	$42	$2,040

Adjusted expenses
Interest credited to policyholder account balances	$155	$27	$77	$—	$259
Policyholder benefits and claims	204	237	454	17	912
Amortization of DAC and VOBA	38	58	—	3	99
Interest expense on debt	—	—	—	47	47
Other operating costs	365	19	52	34	470
Total adjusted expenses	762	341	583	101	1,787
Adjusted earnings before provision for income tax	389	13	(90)	(59)	253
Provision for income tax expense (benefit)	73	2	(20)	(22)	33
Adjusted earnings after provision for income tax	316	11	(70)	(37)	220
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	9	9
Adjusted earnings	$316	$11	$(70)	$(46)	$211

Financial Supplement	6

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Premiums	$36	$38	$34	$40	$35	$36	$35
Universal life and investment-type product policy fees	603	588	569	527	566	603	566
Net investment income	550	486	469	405	460	550	460
Other revenues	109	91	85	80	90	109	90
Total adjusted revenues	$1,298	$1,203	$1,157	$1,052	$1,151	$1,298	$1,151

Adjusted expenses
Interest credited to policyholder account balances	$185	$165	$169	$162	$155	$185	$155
Policyholder benefits and claims	173	153	9	164	204	173	204
Amortization of DAC and VOBA	127	118	127	157	38	127	38
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	399	407	373	364	365	399	365
Total adjusted expenses	884	843	678	847	762	884	762
Adjusted earnings before provision for income tax	414	360	479	205	389	414	389
Provision for income tax expense (benefit)	78	67	92	34	73	78	73
Adjusted earnings	$336	$293	$387	$171	$316	$336	$316

Financial Supplement	7

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Account value, beginning of period	$124,227	$115,111	$110,993	$100,691	$116,426
Deposits	1,972	1,838	1,428	1,319	1,607
Withdrawals, surrenders and contract benefits	(2,748)	(2,593)	(1,958)	(1,827)	(2,656)
Net flows (2)	(776)	(755)	(530)	(508)	(1,049)
Investment performance (3)	2,869	10,663	5,404	11,496	(14,066)
Policy charges and other	(793)	(792)	(756)	(686)	(620)
Account value, end of period	$125,527	$124,227	$115,111	$110,993	$100,691

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$15,358	$14,443	$13,660	$13,313	$13,113
Deposits	231	1,159	946	548	402
Withdrawals, surrenders and contract benefits	(279)	(332)	(242)	(291)	(272)
Net flows (2)	(48)	827	704	257	130
Interest credited	107	89	98	92	89
Other	(13)	(1)	(19)	(2)	(19)
Account value, end of period	$15,404	$15,358	$14,443	$13,660	$13,313

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,624	$4,817	$4,798	$4,587	$4,565

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed index annuities.

Financial Supplement	8

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Shield Level Annuities (1)	$1,423	$1,359	$934	$905	$1,140	$1,423	$1,140
GMWB/GMAB	366	332	350	277	322	366	322
GMDB only	95	81	87	82	87	95	87
GMIB	23	23	19	22	19	23	19
Total variable and Shield Level annuity sales	$1,907	$1,795	$1,390	$1,286	$1,568	$1,907	$1,568

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$182	$253	$234	$309	$208	$182	$208
Fixed deferred annuities	42	902	709	239	191	42	191
Single premium immediate annuities	1	—	1	4	1	1	1
Other fixed and income annuities	—	1	1	—	1	—	1
Total fixed and income annuity sales	$225	$1,156	$945	$552	$401	$225	$401

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	9

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Premiums	$127	$131	$129	$132	$141	$127	$141
Universal life and investment-type product policy fees	106	62	83	77	93	106	93
Net investment income	166	144	131	69	116	166	116
Other revenues	11	8	7	7	4	11	4
Total adjusted revenues	$410	$345	$350	$285	$354	$410	$354

Adjusted expenses
Interest credited to policyholder account balances	$31	$27	$27	$25	$27	$31	$27
Policyholder benefits and claims	238	246	132	148	237	238	237
Amortization of DAC and VOBA	45	3	50	(4)	58	45	58
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	44	54	47	56	19	44	19
Total adjusted expenses	358	330	256	225	341	358	341
Adjusted earnings before provision for income tax	52	15	94	60	13	52	13
Provision for income tax expense (benefit)	10	2	18	12	2	10	2
Adjusted earnings	$42	$13	$76	$48	$11	$42	$11

Financial Supplement	10

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Universal and variable universal life account value, beginning of period	$2,674	$2,670	$2,674	$2,691	$2,682
Premiums and deposits (1)	74	69	65	67	74
Surrenders and contract benefits	(46)	(43)	(38)	(43)	(33)
Net flows	28	26	27	24	41
Net transfers from (to) separate account	8	25	16	11	19
Interest credited	28	26	26	25	25
Policy charges and other	(68)	(73)	(73)	(77)	(76)
Universal and variable universal life account value, end of period	$2,670	$2,674	$2,670	$2,674	$2,691

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,230	$5,582	$5,261	$4,478	$5,493
Premiums and deposits	49	50	50	51	52
Surrenders and contract benefits	(81)	(54)	(49)	(44)	(65)
Net flows	(32)	(4)	1	7	(13)
Investment performance	237	733	390	839	(928)
Net transfers from (to) general account	(8)	(25)	(16)	(11)	(19)
Policy charges and other	(54)	(56)	(54)	(52)	(55)
Variable universal life account value, end of period	$6,373	$6,230	$5,582	$5,261	$4,478

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	11

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
LIFE SALES	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Total life sales	$23	$15	$13	$12	$16	$23	$16

	As of
LIFE INSURANCE IN-FORCE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Whole Life
Life Insurance in-force, before reinsurance	$19,390	$19,585	$19,762	$20,094	$20,298
Life Insurance in-force, net of reinsurance	$3,332	$3,313	$3,371	$3,088	$3,105

Term Life
Life Insurance in-force, before reinsurance	$385,396	$388,298	$391,583	$395,391	$402,720
Life Insurance in-force, net of reinsurance	$300,658	$301,731	$303,232	$304,758	$309,500

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$50,397	$50,922	$52,377	$52,796	$53,009
Life Insurance in-force, net of reinsurance	$37,641	$38,490	$39,258	$39,482	$39,466

Financial Supplement	12

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Premiums	$—	$2	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	159	155	163	159	162	159	162
Net investment income	462	396	383	166	324	462	324
Other revenues	7	7	7	7	7	7	7
Total adjusted revenues	$628	$560	$553	$332	$493	$628	$493

Adjusted expenses
Interest credited to policyholder account balances	$80	$82	$82	$88	$77	$80	$77
Policyholder benefits and claims	419	405	1,870	349	454	419	454
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	44	49	44	41	52	44	52
Total adjusted expenses	543	536	1,996	478	583	543	583
Adjusted earnings before provision for income tax	85	24	(1,443)	(146)	(90)	85	(90)
Provision for income tax expense (benefit)	9	(1)	(304)	(31)	(20)	9	(20)
Adjusted earnings	$76	$25	$(1,139)	$(115)	$(70)	$76	$(70)

Financial Supplement	13

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Account value, beginning of period	$5,823	$5,865	$5,930	$5,979	$6,018
Premiums and deposits (1)	175	181	176	181	180
Surrenders and contract benefits	(49)	(23)	(40)	(31)	(24)
Net flows	126	158	136	150	156
Interest credited	49	51	51	57	57
Policy charges and other	(258)	(251)	(252)	(256)	(252)
Account value, end of period	$5,740	$5,823	$5,865	$5,930	$5,979

	As of
LIFE INSURANCE IN-FORCE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$76,050	$76,745	$76,342	$76,872	$77,428
Life Insurance in-force, net of reinsurance	$36,690	$37,044	$36,842	$37,126	$37,481

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	14

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Premiums	$21	$20	$21	$21	$22	$21	$22
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	14	16	18	16	20	14	20
Other revenues	—	2	—	—	—	—	—
Total adjusted revenues	$35	$38	$39	$37	$42	$35	$42

Adjusted expenses
Interest credited to policyholder account balances	$—	$1	$1	$1	$—	$—	$—
Policyholder benefits and claims	18	16	10	14	17	18	17
Amortization of DAC and VOBA	3	3	(19)	4	3	3	3
Interest expense on debt	41	45	47	45	47	41	47
Other operating costs	34	116	32	71	34	34	34
Total adjusted expenses	96	181	71	135	101	96	101
Adjusted earnings before provision for income tax	(61)	(143)	(32)	(98)	(59)	(61)	(59)
Provision for income tax expense (benefit)	(19)	(15)	(38)	(12)	(22)	(19)	(22)
Adjusted earnings after provision for income tax	(42)	(128)	6	(86)	(37)	(42)	(37)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	27	14	19	7	9	27	9
Adjusted earnings	$(69)	$(142)	$(13)	$(93)	$(46)	$(69)	$(46)

Other
Information

Financial Supplement	16

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Balance, beginning of period	$4,911	$4,664	$4,856	$4,862	$5,448
Capitalization	114	128	90	92	98
Amortization:
Included in adjusted earnings, excluding notable items	(155)	(124)	(121)	(157)	(99)
Related to notable items, included in adjusted expenses	(20)	—	(37)	—	—
Related to items not included in adjusted expenses	84	280	(86)	249	(671)
Total amortization	(91)	156	(244)	92	(770)
Unrealized investment gains (losses)	214	(37)	(38)	(190)	86
Balance, end of period	$5,148	$4,911	$4,664	$4,856	$4,862
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Annuities	$4,117	$3,829	$3,574	$3,733	$3,745
Life	923	971	976	1,027	1,018
Run-off	5	5	5	5	5
Corporate & Other	103	106	109	91	94
Total DAC and VOBA	$5,148	$4,911	$4,664	$4,856	$4,862

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(553)	$(2,092)	$(1,688)	$(2,576)	$5,181
ULSG hedges	(958)	(291)	(97)	(64)	1,583
Other hedges and embedded derivatives	2	(32)	(77)	(17)	134
Subtotal	(1,509)	(2,415)	(1,862)	(2,657)	6,898
Investment hedge adjustments	5	5	5	4	4
Total net derivative gains (losses)	$(1,504)	$(2,410)	$(1,857)	$(2,653)	$6,902

Financial Supplement	17

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Actuarial items and other insurance adjustments	$29	$17	$1,062	$—	$48
Establishment costs	14	32	15	28	14
Debt repayment costs	—	34	—	—	—
Total notable items (1)	$43	$83	$1,077	$28	$62

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$(102)	$—	$—
Life	—	17	11	—	—
Run-off	29	—	1,172	—	48
Corporate & Other	14	66	(4)	28	14
Total notable items (1)	$43	$83	$1,077	$28	$62

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	18

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total Quarterly VA separate account gross returns	2.93%	11.48%	6.04%	14.11%	(14.31)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	29.28%	27.88%	26.85%	26.31%	24.11%
Percent allocated to bond funds/other funds	8.44%	8.43%	8.82%	8.73%	9.59%
Percent allocated to target volatility funds	20.15%	21.69%	22.38%	22.85%	24.41%
Percent allocated to balanced funds	42.13%	42.00%	41.95%	42.11%	41.89%

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$36,019	33.60%	$37,906	33.36%
Foreign corporate securities	11,233	10.48%	11,511	10.13%
U.S. government and agency securities	7,811	7.29%	8,638	7.60%
Residential mortgage-backed securities	7,826	7.30%	8,294	7.30%
Commercial mortgage-backed securities	6,666	6.22%	6,790	5.98%
State and political subdivision securities	4,601	4.29%	4,640	4.08%
Asset-backed securities	3,051	2.85%	2,884	2.54%
Foreign government securities	1,764	1.64%	1,832	1.60%
Total fixed maturity securities	78,971	73.67%	82,495	72.59%
Equity securities	106	0.10%	138	0.12%
Mortgage loans:
Commercial mortgage loans	9,642	8.99%	9,714	8.55%
Agricultural mortgage loans	3,607	3.37%	3,538	3.11%
Residential mortgage loans	2,532	2.36%	2,650	2.33%
Allowance for credit losses	(91)	(0.08)%	(94)	(0.08)%
Total mortgage loans, net	15,690	14.64%	15,808	13.91%
Policy loans	1,245	1.16%	1,291	1.14%
Limited partnerships and limited liability companies	3,219	3.00%	2,810	2.47%
Cash, cash equivalents and short-term investments	5,698	5.32%	7,350	6.47%
Other invested assets:
Derivatives:
Interest rate	622	0.58%	2,094	1.84%
Equity market	1,264	1.18%	1,227	1.08%
Foreign currency exchange rate	179	0.17%	220	0.19%
Credit	38	0.03%	41	0.04%
Total derivatives	2,103	1.96%	3,582	3.15%
FHLB common stock	40	0.04%	39	0.04%
Other	124	0.11%	126	0.11%
Total other invested assets	2,267	2.11%	3,747	3.30%
Total investments and cash and cash equivalents	$107,196	100.00%	$113,639	100.00%

	For the Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net investment income yield (1), (2)	5.12%	4.56%	4.42%	2.98%	4.30%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	20

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Three Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY March 31, 2021 (2)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	PRELIMINARY March 31, 2021 (2)	March 31, 2020
Total revenues (Line 9)	$3,500	$3,503	$2,904	$1,421	$5,740	$3,500	$5,740
Total benefits and expenses before dividends to policyholders (Line 28)	$1,800	$1,445	$1,351	$(1,401)	$13,045	$1,800	$13,045

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$1,700	$2,187	$1,519	$2,817	$(7,305)	$1,700	$(7,305)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(800)	(453)	(1,253)	741	483	(800)	483
Net income (loss) (Line 35)	$900	$1,734	$266	$3,558	$(6,822)	$900	$(6,822)

						For the Three Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY March 31, 2021 (2)	March 31, 2020
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$1.8	$(7.4)
Add: net realized capital gains (losses)						(0.9)	0.5
Add: change in total asset requirement at CTE95, net of the change in VA reserves						(0.5)	1.1
Add: unrealized gains (losses) on VA hedging program						(0.3)	5.0
Normalized statutory earnings (loss)						$0.1	$(0.8)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended March 31, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	21

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY March 31, 2021 (2)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total assets (Line 28)	$197,200	$197,847	$192,215	$189,871	$184,996
Total liabilities (Line 28)	$189,000	$190,287	$184,709	$182,938	$178,673
Total capital and surplus (Line 38)	$8,200	$7,560	$7,506	$6,933	$6,323

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$9,400	$8,617	$8,432	$7,724	$7,217
Combined risk-based capital ratio (4)	500%-520%	487%	525%-545%	515%-535%	515%-535%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Dividends paid to Holding Company	$—	$511	$—	$500	$300
Remaining ordinary dividend capacity (5)	$838	$816	$1,327	$1,327	$1,827

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of March 31, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing worldwide COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2020, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses), except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income, including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE95, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities risk management strategy. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to shareholders	$(610)	$(1,045)	$(3,012)	$(1,998)	$4,950
Less: Net investment gains (losses)	14	326	5	(34)	(19)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,509)	(2,415)	(1,862)	(2,657)	6,898
Less: GMIB Fees and GMIB Costs	122	236	(957)	(125)	(166)
Less: Amortization of DAC and VOBA	84	280	(86)	249	(671)
Less: Market value adjustments and other	31	11	(41)	24	(43)
Less: Provision for income tax (expense) benefit on reconciling adjustments	263	328	618	534	(1,260)
Adjusted earnings	385	189	(689)	11	211
Less: Notable items	(43)	(83)	(1,077)	(28)	(62)
Adjusted earnings, less notable items	$428	$272	$388	$39	$273

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(6.96)	$(11.69)	$(32.49)	$(21.10)	$47.11
Less: Net investment gains (losses)	0.16	3.65	0.05	(0.36)	(0.18)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(17.23)	(27.03)	(20.09)	(28.06)	65.64
Less: GMIB Fees and GMIB Costs	1.39	2.64	(10.32)	(1.32)	(1.58)
Less: Amortization of DAC and VOBA	0.96	3.13	(0.93)	2.63	(6.38)
Less: Market value adjustments and other	0.35	0.12	(0.44)	0.25	(0.41)
Less: Provision for income tax (expense) benefit on reconciling adjustments	3.00	3.67	6.67	5.64	(11.99)
Less: Impact of inclusion of dilutive shares	0.03	0.02	—	—	—
Adjusted earnings per common share	4.36	2.10	(7.43)	0.11	2.01
Less: Notable items	(0.49)	(0.92)	(11.62)	(0.30)	(0.59)
Adjusted earnings, less notable items per common share	$4.86	$3.03	$4.19	$0.41	$2.60

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to shareholders	$(6,665)	$(1,105)	$(1,137)	$2,551	$4,926
Less: Net investment gains (losses)	311	278	(15)	7	104
Less: Net derivative gains (losses), excluding investment hedge adjustments	(8,443)	(36)	482	3,401	6,207
Less: GMIB Fees and GMIB Costs	(724)	(1,012)	(1,214)	(261)	(158)
Less: Amortization of DAC and VOBA	527	(228)	(415)	(327)	(593)
Less: Market value adjustments and other	25	(49)	(43)	(16)	(56)
Less: Provision for income tax (expense) benefit on reconciling adjustments	1,743	220	253	(588)	(1,156)
Adjusted earnings	$(104)	$(278)	$(185)	$335	$578
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Brighthouse Financial, Inc.’s stockholders’ equity	$18,518	$18,749	$18,683	$18,285	$17,103
Less: Preferred stock, net	947	758	568	490	412
Brighthouse Financial, Inc.’s common stockholders’ equity	17,571	17,991	18,115	17,795	16,691
Less: AOCI	4,420	4,390	3,960	3,424	2,765
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,151	$13,601	$14,155	$14,371	$13,926
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Return on common equity	(37.9)%	(6.1)%	(6.3)%	14.3%	29.5%
Return on AOCI	(150.8)%	(25.2)%	(28.7)%	74.5%	178.2%
Return on common equity, excluding AOCI	(50.7)%	(8.1)%	(8.0)%	17.8%	35.4%
Less: Return on net investment gains (losses)	2.4%	2.1%	(0.1)%	—%	0.7%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(64.2)%	(0.3)%	3.4%	23.7%	44.6%
Less: Return on GMIB Fees and GMIB Costs	(5.5)%	(7.4)%	(8.6)%	(1.8)%	(1.1)%
Less: Return on amortization of DAC and VOBA	4.0%	(1.7)%	(2.9)%	(2.3)%	(4.3)%
Less: Return on market value adjustments and other	0.1%	(0.4)%	(0.3)%	—%	(0.4)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	13.3%	1.6%	1.8%	(4.1)%	(8.3)%
Adjusted return on common equity	(0.8)%	(2.0)%	(1.3)%	2.3%	4.2%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Total revenues	$938	$131	$309	$(922)	$8,985	$938	$8,985
Less: Net investment gains (losses)	14	326	5	(34)	(19)	14	(19)
Less: Net derivative gains (losses)	(1,504)	(2,410)	(1,857)	(2,653)	6,902	(1,504)	6,902
Less: GMIB Fees	62	63	68	63	65	62	65
Less: Investment hedge adjustments	(5)	(5)	(5)	(4)	(4)	(5)	(4)
Less: Other	—	11	(1)	—	1	—	1
Total adjusted revenues	$2,371	$2,146	$2,099	$1,706	$2,040	$2,371	$2,040

Total expenses	$1,706	$1,437	$4,152	$1,600	$2,733	$1,706	$2,733
Less: Amortization of DAC and VOBA	(84)	(280)	86	(249)	671	(84)	671
Less: GMIB Costs	(60)	(173)	1,025	188	231	(60)	231
Less: Other	(31)	—	40	(24)	44	(31)	44
Total adjusted expenses	$1,881	$1,890	$3,001	$1,685	$1,787	$1,881	$1,787

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Three Months Ended
NET INVESTMENT GAINS (LOSSES)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Investment portfolio gains (losses)	$16	$329	$2	$(13)	$2	$16	$2
Investment portfolio writedowns	(2)	(3)	3	(21)	(21)	(2)	(21)
Net investment gains (losses)	$14	$326	$5	$(34)	$(19)	$14	$(19)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Investment income yield (1)	5.25%	4.70%	4.56%	3.11%	4.44%
Investment fees and expenses (2)	(0.13)%	(0.14)%	(0.14)%	(0.13)%	(0.14)%
Net investment income yield	5.12%	4.56%	4.42%	2.98%	4.30%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.